UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2020

____________________

SELECT INTERIOR CONCEPTS, INC.

(Exact name of Registrant as Specified in Its Charter)

____________________

Delaware	001-38632	47-4640296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 1760 Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 701-4737

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Ninth Amendment to Financing Agreement with Cerberus Business Finance, LLC

On April 8, 2020, Architectural Granite & Marble, LLC and Pental Granite and Marble, LLC (together, the “Borrowers”), each a subsidiary of Select Interior Concepts, Inc. (the “Company”), entered into that certain Ninth Amendment to Financing Agreement (the “Ninth Amendment”) with the financial institutions party thereto, as lenders, and Cerberus Business Finance, LLC (“Cerberus”), as agent for the lenders. The Ninth Amendment further amends the Financing Agreement, dated as of February 28, 2017, by and among the Borrowers, the financial institutions party thereto, as lenders, and Cerberus, as agent for the lenders, as amended by (i) the First Amendment to Financing Agreement, dated as of November 22, 2017, (ii) the Second Amendment to Financing Agreement, dated as of December 29, 2017, (iii) the Third Amendment to Financing Agreement, dated as of June 28, 2018, (iv) the Fourth Amendment to Financing Agreement, dated as of August 31, 2018, (v) the Fifth Amendment to Financing Agreement, dated as of December 31, 2018, (vi) the Sixth Amendment to Financing Agreement, dated as of July 15, 2019, (vii) the Seventh Amendment to Financing Agreement, dated as of August 19, 2019, and (viii) the Eighth Amendment to Financing Agreement, dated as of February 7, 2020, each by and among the Borrowers, the lenders party thereto, and Cerberus, as agent for the lenders (as amended, the “Financing Agreement”).

 The Ninth Amendment, among other things, (i) waives the requirement that the Borrowers prepay the Term Loans with Excess Cash Flow (as defined in the Financing Agreement) due for payment during the year ending December 31, 2020, (ii) amends the Fixed Charge Coverage Ratio (as defined in the Financing Agreement) covenant applicable to the fiscal year ending December 31, 2020 to be tested on a monthly basis and requires the Company and its subsidiaries to maintain a reduced Fixed Charge Coverage Ratio (as defined in the Financing Agreement) of not less than 1.00:1.00 for each month during such fiscal year, and (iii)  does not require the Company to test the Total Leverage (as defined in the Financing Agreement) covenant effective as of the execution date of April 8, 2020 through and including December 31, 2020 for any fiscal quarter end during such period, for so long as the Company and its subsidiaries maintain Financial Covenant Availability (as defined in the Financing Agreement) of not less than $35 million at all times during such fiscal quarter.

The foregoing summary of the Ninth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Ninth Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On April 13, 2020, the Company issued a press release regarding the coronavirus (COVID-19) pandemic. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

As discussed therein, the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions.  These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director and Chair of the Board

On April 10, 2020, J. David Smith notified Select Interior Concepts, Inc. (the “Company”) that he is resigning from the Company’s Board of Directors (the “Board”), including from his position as Chair of the Board, as well as from the Audit

Committee of the Board (the “Audit Committee”), effective immediately. Mr. Smith’s decision to resign is not the result of any disagreement with the Company or its management with respect to any matter relating to the Company’s operations, policies or practices.

Following Mr. Smith’s resignation, on April 10, 2020, the size of the Board was reduced from seven directors to six directors.

Appointment of Chair of the Board

On April 10, 2020, the Board appointed Brett G. Wyard as Chair of the Board, effective immediately.

Appointment to Board Committee

On April 10, 2020, S. Tracy Coster was appointed by the Board to serve on the Audit Committee.  Following the appointment, the Audit Committee consisted of Robert Scott Vansant (Chair), S. Tracy Coster and Donald McAleenan.

A copy of the press release announcing Mr. Wyard’s appointment as Chair of the Board is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD

On April 13, 2020, the Company issued a press release regarding the conclusion of the strategic alternatives process. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statement and Exhibits

Exhibit	Description

10.1

Ninth Amendment to Financing Agreement, dated as of April 8, 2020, by and among Architectural Granite & Marble, LLC and Pental Granite and Marble, LLC, as borrowers, the financial institutions party thereto, as lenders, and Cerberus Business Finance, LLC, as agent for the lenders.

99.1	Press Release, dated April 13, 2020, regarding the coronavirus (COVID-19) pandemic, the conclusion of the strategic alternatives process, and the appointment of Mr. Wyard as Chair of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2020	SELECT INTERIOR CONCEPTS, INC.

	By:	/s/ Tyrone Johnson
Name: Tyrone Johnson
Title: Chief Executive Officer